EXHIBIT 99.1

Norwegian Cruise Line Holdings Ltd.

(the “Company”)

Shareholders’ Written Consent

The undersigned shareholders of the Company HEREBY ADOPT the written consent set out below (the “Consent”) pursuant to bye-law 39 of the Company’s amended and restated bye-laws, of which notice (“Notice”) is being given to all the shareholders of the Company who would be entitled to attend a general meeting and vote on the Consent.

The effective date of the Consent is the date when the Consent is signed by, or in the case of a shareholder that is a corporation, on behalf of, the shareholder who at the date of the Notice establishes the majority of votes required for the passing of the same as would be required if the Consent had been voted on at a general meeting of the Company.

This written Consent may be executed by facsimile or email transmission and in one or more counterparts. A copy shall be inserted in the Company’s Minute Book. Any action taken herein shall be of the same force and effect as if adopted at a duly convened general meeting of the Company.

Equity Issuance

WHEREAS, it is proposed that the Company enter into an Agreement and Plan of Merger (the “Merger Agreement”) with Portland Merger Sub, Inc. (“Merger Sub”), a corporation organized under the laws of the Republic of Panama and an indirect wholly-owned subsidiary of the Company, Prestige Cruises International, Inc., a corporation organized under the laws of the Republic of Panama (“PCI”) and a controlled affiliate of investment funds affiliated with Apollo Global Management, and Apollo Management, L.P. (the “Representative”), pursuant to which Merger Sub shall be merged with and into PCI (the “Merger”) such that the separate corporate existence of Merger Sub shall cease and PCI shall continue as the surviving entity and an indirect wholly-owned subsidiary of the Company after the Merger;

WHEREAS, the Board of Directors of the Company has formed a Transaction Committee comprised solely of members of the Board of Directors of the Company who are disinterested and independent with respect to any transaction involving PCI (the “Transaction Committee”) to, among other things, evaluate, negotiate and oversee the potential acquisition of PCI;

WHEREAS, the Transaction Committee has reviewed the Merger Agreement and deemed the execution and delivery of the Merger Agreement by the Company, the performance of the Company’s obligations thereunder, and the consummation of the transactions contemplated thereby, including the Merger, to be advisable and in the best interests of the Company and its shareholders;

WHEREAS, the Company is seeking approval from the shareholders of the issuance of twenty million two hundred ninety six thousand eight hundred and eighty (20,296,880) ordinary shares of the Company to the equityholders of PCI as a portion of the consideration to be paid by the Company to PCI’s equityholders in connection with the Merger (the “Equity Issuance”) in order to comply with the requirements of NASDAQ Stock Market Listing Rule 5635; and

WHEREAS, the shareholders have reviewed the Merger Agreement, including the terms of the Equity Issuance.

NOW, THEREFORE, BE IT RESOLVED, that the Equity Issuance be and hereby is approved and ratified upon the terms and subject to the conditions set forth in the Merger Agreement.

[Signature pages follow]

2

SHAREHOLDERS

APOLLO

AAA Guarantor Co-Invest VI (B), L.P.

By:	AAA MIP Limited,
its general partner

By:	Apollo Alternative Assets, L.P.,
its service provider

By:	Apollo International Management, L.P.,
its managing general partner

By:	Apollo International Management GP, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

Date: September 2, 2014

AIF VI NCL (AIV), L.P.

By:	Apollo Advisors VI (EH), L.P.,
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

Date: September 2, 2014

[Signature Page to Shareholder Written Consent approving Equity Issuance]

AIF VI NCL (AIV II), L.P.

By:	Apollo Advisors VI (EH), L.P.,
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

Date: September 2, 2014

AIF VI NCL (AIV III), L.P.

By:	Apollo Advisors VI (EH), L.P.,
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

Date: September 2, 2014

AIF VI NCL (AIV IV), L.P.

By:	Apollo Advisors VI (EH), L.P.,
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

Date: September 2, 2014

[Signature Page to Shareholder Written Consent approving Equity Issuance]

Apollo Overseas Partners (Delaware) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

By:	Apollo Capital Management VI, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

Date: September 2, 2014

Apollo Overseas Partners (Delaware 892) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

By:	Apollo Capital Management VI, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

Date: September 2, 2014

Apollo Overseas Partners VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing partner

By:	Apollo Capital Management VI, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

Date: September 2, 2014

[Signature Page to Shareholder Written Consent approving Equity Issuance]

Apollo Overseas Partners (Germany) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing partner

By:	Apollo Capital Management VI, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

Date: September 2, 2014

[Signature Page to Shareholder Written Consent approving Equity Issuance]

GHK

Genting Hong Kong Limited

By:	/s/ Tan Sri Lim Kok Thay
Name: Tan Sri Lim Kok Thay
Title: Director

Date: September 2, 2014

Star NCLC Holdings Ltd.

By:	/s/ Blondel So
Name: Blondel So
Title: Director

Date: September 2, 2014

[Signature Page to Shareholder Written Consent approving Equity Issuance]

TPG

TPG Viking, L.P.

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

Date: September 2, 2014

TPG Viking AIV I, L.P.

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

Date: September 2, 2014

TPG Viking AIV II, L.P.

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

Date: September 2, 2014

TPG Viking AIV III, L.P.

;	By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

Date: September 2, 2014

[Signature Page to Shareholder Written Consent approving Equity Issuance]